Supplement dated October 26, 2023

To the

PROSPECTUS DATED MAY 1, 1989 – for TransEquity® VUL

PROSPECTUS DATED MAY 1, 1991 – for TransEquity® II VUL

Issued by

Transamerica Life Insurance Company

Transamerica Life Insurance Company Separate Account VL

Effective on or about November 12, 2023 (the “Reorganization Date”), based on changes to the underlying fund portfolios, a fund reorganization will apply to the following portfolio:

EXISTING TRUST NAME EQ Premier VIP Trust	ACQUIRING TRUST NAME EQ Advisors Trust

EXISTING PORFOLIO NAME	ACQUIRING PORTFOLIO NAME

EQ Moderate Allocation Portfolio	EQ Moderate Allocation Portfolio

We have been informed that as of the Reorganization Date, the underlying funds referenced above in the Existing Portfolios will move into the corresponding EQ Advisors Trust. If you would like to transfer out of an Existing or Acquiring Portfolio prior to or after the merger date, you may transfer your policy value to any of the portfolio company option listed in your Prospectus.

As of the start of business on the Reorganization Date, any automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Portfolio will be directed to the Acquiring Portfolio.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another portfolio company prior to the merger or within 30 days after the Merger Date, you will not be charged for the transfer and this reallocation also will not count against the number of free transfers that you receive each policy year.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.